UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 14, 2005
                                                          -------------


                          CATALYST SEMICONDUCTOR, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      0-21488                   77-0083129
-------------------------------------------------------------------------------
  (State or other         (Commission File Number)          (IRS Employer
  jurisdiction                                           Identification No.)
 of incorporation)


         1250 Borregas Avenue, Sunnyvale, California              94089
-------------------------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code    (408) 542-1000
                                                      ---------------


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On June 14, 2006, Catalyst Semiconductor, Inc. issued a press release announcing a delay in reporting its financial results for its fiscal quarter and year ended April 30, 2006. The company did disclose that it anticipates that revenues for the fiscal quarter ended April 30, 2006 would be approximately $14 million. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

     The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be specifically set forth by specific reference in such filing.


Item 9.01.  Financial Statements and Exhibits.


          Exhibit    Description
          -------    -----------
           99.1      Press Release of Catalyst Semiconductor, Inc.
                     dated June 14, 2006.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 14, 2006


                           CATALYST SEMICONDUCTOR, INC.


                           By: /s/ Gelu Voicu
                           --------------------------------------------
                           Gelu Voicu
                           President and Chief Executive Officer


                           By: /s/ Thomas E. Gay III
                           --------------------------------------------
                           Thomas E. Gay III
                           Vice President, Finance and Administration
                           and Chief Financial Officer

                          CATALYST SEMICONDUCTOR, INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS



          Exhibit            Description
          -------            -----------
           99.1              Press Release of Catalyst Semiconductor,
                             Inc. dated June 14, 2006.